                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K




                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 19, 2004
                                                          -----------------

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
--------------------------------------------------------------------------------
                 (Exact name of registrant specified in Charter)


         Delaware                333-112231              13-3416059
--------------------------------------------------------------------------------
      (State or other           (Commission            (IRS Employer
      jurisdiction of           File Number)        Identification No.)
      incorporation)


                      250 Vesey Street
             4 World Financial Center 28th Floor
                     New York, New York                           10080
--------------------------------------------------------------------------------
          (Address of principal executive offices)               Zip Code



           Registrant's telephone, including area code: (212) 449-0357

                                    No Change
--------------------------------------------------------------------------------
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.        Other Events

                  Filing of Legality Opinion

         Attached as Exhibit 99.1 is the opinion of Dechert LLP with respect to legality of the Merrill Lynch Mortgage Investors Trust, Mortgage Loan Asset-Backed Certificates, Series 2004-OPT1.

ITEM 9.01.    Financial Statements and Exhibits.
              ----------------------------------

              (a)   Not applicable.

              (b)   Not applicable.

              (c)   Exhibits:

                    99.1     Legal Opinion

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                       By:      /s/ Matthew Whalen
                                       Name:    Matthew Whalen
                                       Title:   President

Date:  October 19, 2004

                                INDEX TO EXHIBITS


Exhibit No.                 Description               Page
-----------                 -----------               ----

(99.1)                      Legal Opinion             5